EXHIBIT 99.1

Flushing Financial Corporation Reports Record Second Quarter GAAP Diluted EPS of $1.05 Driven by the Sale of a Building; Core Diluted EPS of $0.39, Up 8.3% YoY Driven by 21.6% Annualized Loan Growth

Second Quarter 2016

  GAAP diluted EPS was $1.05, up 105.9% YoY, materially impacted by the sale of one of the Bank’s branch buildings for a pre-tax gain of $33.8 million
  Notable items in GAAP include net gains on sale of buildings and securities, net loss from fair value adjustments and prepayment penalties from the extinguishment of debt that, combined, increased diluted EPS by $0.66
  Core diluted EPS was $0.39, up 8.3% YoY
  Net interest margin was 2.99%, compared to 3.03% for the second quarter of 2015
  Excluding prepayment penalty income from loans and recovered interest from nonaccrual loans, the net interest margin improved to 2.87%, an increase of four basis points QoQ
  GAAP ROAE was 25.0%, compared with 12.7% for the second quarter of 2015
  Core ROAE was 9.3%, compared with 9.1% for the second quarter of 2015
  GAAP ROAA was 2.1%, compared with 1.1% for the second quarter of 2015
  Core ROAA was 0.8%, the same as the second quarter of 2015
  Net interest income was a record totaling $41.9 million, up 9.8% YoY

UNIONDALE, N.Y., July 26, 2016 (GLOBE NEWSWIRE) -- Flushing Financial Corporation (the “Company”) (Nasdaq:FFIC), the parent holding company for Flushing Bank (the “Bank”), today announced its financial results for the three and six months ended June 30, 2016.

John R. Buran, President and Chief Executive Officer, stated: “We are pleased to report record earnings per diluted common share of $1.05 for the second quarter of 2016. The quarter’s earnings were driven by the gain recognized on the sale of one of our properties in Flushing, Queens. The planned sale is part of our greater strategy of reducing non-interest-earning assets and redeploying those assets into our growing markets.

“The current quarter’s earnings were aided by continuing the strategy of originating and purchasing multi-family, commercial real estate, and commercial business loans. Loan originations and purchases for these loans totaled $368.8 million, or 95.1%, of the total second quarter loan production of $387.9 million. This level of loan production resulted in net loans increasing a record $237.5 million, or a 21.6% annualized growth rate, while maintaining our underwriting standards. Loan originations for these loan products, excluding underlying co-operative mortgages, had an average loan-to-value of 52.7% and an average debt coverage ratio of 184%. The loan pipeline remains strong totaling $329.8 million at June 30, 2016.”

Core earnings, a non-GAAP measure, exclude the effects of net gains/losses from the sale of buildings and securities, net gains/losses from fair value adjustments, prepayment penalties from the extinguishment of debt, and the gain from life insurance proceeds.

For a reconciliation of core earnings and core diluted earnings per common share to accounting principles generally accepted in the United States (“GAAP”) net income and GAAP diluted earnings per common share, please refer to the table titled “Reconciliation of GAAP Earnings and Core Earnings."

Earnings Summary:

Quarter ended June 30, 2016 (2Q16) compared to the quarters ended June 30, 2015 (2Q15) and March 31, 2016 (1Q16)

Net Interest Income

Net interest income for 2Q16 was $41.9 million, an increase of 9.8% YoY and 1.8% QoQ.

  Average balance of total interest-earning assets of $5,612.9 million, increased $579.2 million, or 11.5% YoY and increased $122.2 million, or 2.2% QoQ
  Yield on interest-earning assets of 3.93% decreased 6 basis points YoY and 3 basis points QoQ
  Cost of interest-bearing liabilities of 1.05% decreased 1 basis point YoY and 2 basis points QoQ
  Net interest spread and net interest margin of 2.88% and 2.99%, respectively, decreased 5 basis points and 4 basis points, respectively YoY and decreased 1 basis point each QoQ
  Includes prepayment penalty income from loans of $1.4 million, compared with $1.5 million in 2Q15 and $2.2 million in 1Q16, and recovered interest from nonaccrual loans of $0.2 million, compared with $0.1 million in 2Q15 and 1Q16
  Excluding prepayment penalty income and recovered interest from nonaccrual loans, the yield on total loans, net, would be 4.10%, compared with 4.27% in 2Q15 and 4.13% in 1Q16, and the net interest margin would be 2.87%, compared with 2.90% in 2Q15 and 2.83% in 1Q16
  Cost of total deposits of 0.84% decreased 2 basis points YoY but was flat QoQ
  Cost of borrowed funds of 1.70% decreased 5 basis points YoY and 11 basis points QoQ, primarily due to the extinguishment of debt at an average cost of 4.16%

The following table shows the basis points increase (decrease) in the cost of interest-bearing liabilities:

Change in the Cost of Interest-Bearing Liabilities (bps)
	2Q16 vs.
	1Q16	2Q15
Savings	1	3
NOW	2	4
Money market	3	19
Certificate of deposit	(1)	(9)
Borrowings	(11)	(5)
Total interest-bearing liabilities	(2)	(1)

Non-interest Income

Non-interest income for 2Q16 was $37.7 million, an increase of $27.8 million YoY and $35.2 million QoQ.

  Gain of $33.8 million recorded from the planned sale of one of our properties in Flushing, Queens (the “Building Sale”)
  Net gain of $2.4 million recorded from the sale of $64.6 million in securities in connection with the extinguishment of debt
  Decrease in fair value adjustments of $1.9 million compared to 2Q15 and $0.1 compared to 1Q16, which also included net gains of $0.4 million from life insurance proceeds and $0.3 million from the sale of loans

Non-interest Expense

Non-interest expense for 2Q16 was $28.5 million, an increase of $4.2 million, or 17.3%, YoY and essentially unchanged QoQ.

  The 2Q16 includes a non-recurring penalty of $2.1 million on the prepayment of $38.0 million in repurchase agreements and a write-down of $0.8 million on one OREO property. Absent these two items, non-interest expense decreased $3.0 million, or 10.4% QoQ
  Salaries and benefits increased YoY by $0.8 million primarily due to annual salary increases and additions in staffing but declined $2.3 million QoQ due to 1Q16 including seasonal expenses from annual restricted stock unit awards for employees and higher payroll taxes
  Professional services increased $0.7 million YoY due to increased legal and consulting expenses but declined $0.1 QoQ
  The efficiency ratio improved to 57.1% from 57.5% in 2Q15 and 64.5% in 1Q16

Provision for Income Taxes

The provision for income taxes in 2Q16 was $20.7 million, an increase of $11.2 million YoY and $15.1 million QoQ.

  Increase in income before income taxes of $26.8 million YoY and $36.0 million QoQ, primarily due to the net gain from the Building Sale
  Higher effective tax rate of 40.5% from 39.1% in 2Q15 and 37.0% in 1Q16 mainly reflects the reduced impact of preferential tax items as a result of the Building Sale

Loans:

  Net loans were $4,674.1 million reflecting an increase of 5.4% QoQ (not annualized) and 7.0% year-to-date as we continue to focus on the origination of multi-family, commercial real estate and commercial business loans with a full relationship
  Total loan originations and purchases were $617.1 million year-to-date, an increase of $113.7 million YoY
  Loan purchases, which are underwritten to the same standards as organic originations, were $138.0 million year-to-date, an increase of $11.9 million YoY
  Loan pipeline remains strong, totaling $329.8 million at June 30, 2016 compared with $330.5 million at December 31, 2015
  Multi-family (excluding underlying co-operative mortgages), commercial real estate and one-to-four family mixed-use property mortgage loans originated during the quarter had an average loan-to-value ratio of 53.7% and an average debt coverage ratio of 184%

The following table shows the average rate received from loan originations and purchases for the periods indicated:

	For the three months ended
	June 30,	March 31,	June 30,
Loan type	2016	2016	2015
Mortgage loans	3.53%	3.78%	3.74%
Non-mortgage loans	4.29%	3.73%	3.87%
Total loans	3.71%	3.76%	3.79%

Credit Quality:

  Credit quality continues to improve with non-performing loans totaling $21.9 million, a decrease of $4.2 million, or 15.9%, from $26.1 million at December 31, 2015
  Classified assets totaled $44.8 million, an increase of $0.9 million, or 2.0%, from $43.9 million at December 31, 2015
  Loans classified as troubled debt restructured totaled $8.3 million, a decrease of $1.2 million, or 12.7%, from $9.5 million at December 31, 2015
  Strong underwriting standards coupled with our practice of obtaining updated appraisals and recording charge-offs, when necessary, has resulted in a 41.8% average loan-to-value for non-performing loans collateralized by real estate
  Year-to-date, no provision for loan losses was recorded compared with a benefit of $1.3 million recorded in the comparable prior year period
  Net recoveries totaled $0.7 million year-to-date, amid continued improvement in credit conditions
  Properties obtained through foreclosure have been sold at amounts that approximate book value
  The Bank takes a proactive approach to managing delinquent loans, including conducting site examinations and encouraging borrowers to meet with a Bank representative
  We anticipate continued low loss content in the loan portfolio

Capital Management:

  The Bank and Company are subject to the same regulatory capital requirements and at June 30, 2016, both were well-capitalized under all regulatory requirements
  Year-to-date, stockholders’ equity increased $35.8 million, or 7.6% to $508.9 million due to net income of $40.0 million and an improvement in other comprehensive income of $8.7 million, mainly due to an increase in the fair value of the securities portfolio and the net impact of $4.5 million from the vesting and exercising of shares of employee and director stock plans
  Increases above were partially offset by the declaration and payment of dividends on the Company’s common stock of $0.34 per common share totaling $9.9 million and the purchase of 378,695 treasury shares, at an average price of $19.78 per share, for a total cost of $7.5 million
  As of June 30, 2016, 520,905 shares may still be repurchased under the currently authorized stock repurchase program, which has no expiration or maximum dollar amount
  Book value per common share was $17.77 at June 30, 2016, compared with $16.41 at December 31, 2015
  Tangible book value per common share, a non-GAAP measure, was $17.22, compared with $15.86 at December 31, 2015

About Flushing Financial Corporation

Flushing Financial Corporation is the holding company for Flushing Bank, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, and public entities by offering a full complement of deposit, loan, and cash management services through its 19 banking offices located in Queens, Brooklyn, Manhattan, and Nassau County. The Bank also operates an online banking division, iGObanking.com®, which offers competitively priced deposit products to consumers nationwide.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingbank.com.

 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

- Statistical Tables Follow -

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	For the three months ended			For the six months ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2015	2016	2015

Interest and Dividend Income
Interest and fees on loans	$48,413	$47,558	$44,084	$95,971	$87,618
Interest and dividends on securities:
Interest	6,510	6,592	5,988	13,102	11,858
Dividends	120	119	118	239	236
Other interest income	48	94	32	142	53
Total interest and dividend income	55,091	54,363	50,222	109,454	99,765

Interest Expense
Deposits	8,097	7,973	7,437	16,070	14,895
Other interest expense	5,105	5,257	4,645	10,362	9,176
Total interest expense	13,202	13,230	12,082	26,432	24,071

Net Interest Income	41,889	41,133	38,140	83,022	75,694
Benefit for loan losses	-	-	(516)	-	(1,250)
Net Interest Income After Benefit for Loan Losses	41,889	41,133	38,656	83,022	76,944

Non-interest Income
Banking services fee income	973	976	898	1,949	1,782
Net gain on sale of securities	2,363	-	64	2,363	64
Net gain on sale of loans	3	341	47	344	49
Net gain on sale of buildings	33,814	-	6,537	33,814	6,537
Net (loss) gain from fair value adjustments	(1,115)	(987)	768	(2,102)	173
Federal Home Loan Bank of New York stock dividends	582	623	457	1,205	975
Gains from life insurance proceeds	-	411	-	411	-
Bank owned life insurance	694	695	715	1,389	1,432
Other income	403	481	461	884	865
Total non-interest income	37,717	2,540	9,947	40,257	11,877

Non-interest Expense
Salaries and employee benefits	13,968	16,261	13,157	30,229	27,823
Occupancy and equipment	2,352	2,370	2,635	4,722	5,348
Professional services	2,027	2,150	1,350	4,177	3,129
FDIC deposit insurance	940	904	811	1,844	1,560
Data processing	1,199	1,091	1,172	2,290	2,247
Depreciation and amortization	1,062	1,032	867	2,094	1,535
Other real estate owned/foreclosure expense	405	153	87	558	607
Prepayment penalty on borrowings	2,082	-	-	2,082	-
Other operating expenses	4,419	4,536	4,169	8,955	7,938
Total non-interest expense	28,454	28,497	24,248	56,951	50,187

Income Before Income Taxes	51,152	15,176	24,355	66,328	38,634

Provision for Income Taxes
Federal	15,203	4,747	7,155	19,950	11,407
State and local	5,514	868	2,366	6,382	3,660
Total taxes	20,717	5,615	9,521	26,332	15,067

Net Income	$30,435	$9,561	$14,834	$39,996	$23,567

Basic earnings per common share	$1.05	$0.33	$0.51	$1.38	$0.80
Diluted earnings per common share	$1.05	$0.33	$0.51	$1.38	$0.80
Dividends per common share	$0.17	$0.17	$0.16	$0.34	$0.32

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)
(Unaudited)

	June 30,	March 31,	December 31,
	2016	2016	2015
ASSETS
Cash and due from banks	$50,165	$51,417	$42,363
Securities held-to-maturity:
Other securities	28,410	7,885	6,180
Securities available for sale:
Mortgage-backed securities	580,500	668,412	668,740
Other securities	368,611	372,851	324,657
Loans:
Multi-family residential	2,159,138	2,039,794	2,055,228
Commercial real estate	1,146,400	1,058,028	1,001,236
One-to-four family ― mixed-use property	566,702	571,846	573,043
One-to-four family ― residential	190,251	191,158	187,838
Co-operative apartments	7,571	8,182	8,285
Construction	9,899	7,472	7,284
Small Business Administration	14,718	14,701	12,194
Taxi medallion	20,641	20,757	20,881
Commercial business and other	564,084	531,322	506,622
Net unamortized premiums and unearned loan fees	16,875	15,281	15,368
Allowance for loan losses	(22,198)	(21,993)	(21,535)
Net loans	4,674,081	4,436,548	4,366,444
Interest and dividends receivable	20,390	19,369	18,937
Bank premises and equipment, net	24,470	25,130	25,622
Federal Home Loan Bank of New York stock	67,195	53,368	56,066
Bank owned life insurance	115,100	114,405	115,536
Goodwill	16,127	16,127	16,127
Other assets	41,678	47,555	63,962
Total assets	$5,986,727	$5,813,067	$5,704,634

LIABILITIES
Due to depositors:
Non-interest bearing	$317,112	$280,450	$269,469
Interest-bearing:
Certificate of deposit accounts	1,411,550	1,362,062	1,403,302
Savings accounts	260,528	268,057	261,748
Money market accounts	452,589	485,774	472,489
NOW accounts	1,453,540	1,610,932	1,448,695
Total interest-bearing deposits	3,578,207	3,726,825	3,586,234
Mortgagors' escrow deposits	45,905	56,612	36,844
Borrowed funds	1,444,751	1,190,789	1,271,676
Other liabilities	91,869	70,612	67,344
Total liabilities	5,477,844	5,325,288	5,231,567

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	-	-	-
Common stock ($0.01 par value; 100,000,000 shares authorized; 31,530,595 shares issued at June 30, 2016, March 31, 2016 and December 31, 2015; 28,631,243
shares, 28,986,566 shares and 28,830,558 shares outstanding at June 30, 2016,
March 31, 2016 and December 31, 2015, respectively)	315	315	315
Additional paid-in capital	212,613	211,735	210,652
Treasury stock (2,899,352 shares, 2,544,029 shares and 2,700,037 shares at
June 30, 2016, March 31, 2016 and December 31, 2015, respectively)	(53,351)	(46,307)	(48,868)
Retained earnings	346,218	320,725	316,530
Accumulated other comprehensive income (loss), net of taxes	3,088	1,311	(5,562)
Total stockholders' equity	508,883	487,779	473,067

Total liabilities and stockholders' equity	$5,986,727	$5,813,067	$5,704,634

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except per share data)
(Unaudited)

	At or for the three months ended						At or for the six months ended
	June 30,		March 31,		June 30,		June 30,
	2016		2016		2015		2016		2015
Per Share Data
Basic earnings per share	$1.05		$0.33		$0.51		$1.38		$0.80
Diluted earnings per share	$1.05		$0.33		$0.51		$1.38		$0.80
Average number of shares outstanding for:
Basic earnings per common share computation	29,022,122		29,096,663		29,245,792		29,059,393		29,321,203
Diluted earnings per common share computation	29,034,454		29,111,172		29,268,138		29,072,813		29,342,940
Shares outstanding	28,631,243		28,986,566		28,923,000		28,631,243		28,923,000
Book value per common share (1)	$17.77		$16.83		$15.98		$17.77		$15.98
Tangible book value per common share (2)	$17.22		$16.29		$15.43		$17.22		$15.43

Stockholders' Equity
Stockholders' equity	508,883		487,779		462,136		508,883		462,136
Tangible stockholders' equity	493,163		472,059		446,410		493,163		446,410

Average Balances
Total loans, net	$4,567,019		$4,389,331		$3,981,908		$4,478,175		$3,915,185
Total interest-earning assets	5,612,935		5,490,714		5,033,694		5,551,825		4,948,144
Total assets	5,897,858		5,774,750		5,309,463		5,836,304		5,221,699
Total due to depositors	3,779,256		3,746,268		3,415,938		3,762,762		3,368,274
Total interest-bearing liabilities	5,046,162		4,959,563		4,542,899		5,002,863		4,466,793
Stockholders' equity	486,261		479,424		465,618		482,843		462,877

Performance Ratios (3)
Return on average assets	2.06%		0.66%		1.12%		1.37%		0.90%
Return on average equity	25.04		7.98		12.74		16.57		10.18
Yield on average interest-earning assets	3.93		3.96		3.99		3.94		4.03
Cost of average interest-bearing liabilities	1.05		1.07		1.06		1.06		1.08
Interest rate spread during period	2.88		2.89		2.93		2.88		2.95
Net interest margin	2.99		3.00		3.03		2.99		3.06
Non-interest expense to average assets	1.93		1.97		1.83		1.95		1.92
Efficiency ratio (4)	57.09		64.50		57.54		60.78		61.17
Average interest-earning assets to average
interest-bearing liabilities	1.11	X	1.11	X	1.11	X	1.11	X	1.11	X

(1) Calculated by dividing common stockholders’ equity by shares outstanding.
(2) Calculated by dividing tangible common stockholders’ equity, a non-GAAP measure by shares outstanding. Tangible common stockholders’ equity is total stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Reconciliation of GAAP Earnings and Core Earnings”.
(3) Ratios are presented on an annualized basis.
(4) Efficiency ratio, a non-GAAP measure, was calculated by dividing non-interest expense (excluding OREO expense, prepayment penalties from the extinguishment of debt and the net gain/loss from the sale of OREO) by the total of net interest income and non-interest income (excluding net gains and losses from fair value adjustments, net gain and losses from the sale of securities, life insurance proceeds, and sale of buildings). See “Reconciliation of GAAP Earnings and Core Earnings”.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
SELECTED CONSOLIDATED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

	At or for the six	At or for the year	At or for the six
	months ended	ended	months ended
	June 30, 2016	December 31, 2015	June 30, 2015

Selected Financial Ratios and Other Data

Regulatory capital ratios (for Flushing Financial Corporation):
Tier 1 capital	$516,551	$490,919	$478,658
Common equity Tier 1 capital	490,015	462,883	450,169
Total risk-based capital	538,749	512,454	501,742

Tier 1 leverage capital (well capitalized = 5%)	8.80%	8.84%	9.06%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	11.45	11.83	12.20
Tier 1 risk-based capital (well capitalized = 8.0%)	12.07	12.55	12.97
Total risk-based capital (well capitalized = 10.0%)	12.59	13.10	13.59

Regulatory capital ratios (for Flushing Bank only):
Tier 1 capital	$522,961	$494,690	$483,407
Common equity Tier 1 capital	522,961	494,690	483,407
Total risk-based capital	545,159	516,226	506,491

Tier 1 leverage capital (well capitalized = 5%)	8.89%	8.89%	9.13%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	12.20	12.62	13.07
Tier 1 risk-based capital (well capitalized = 8.0%)	12.20	12.62	13.07
Total risk-based capital (well capitalized = 10.0%)	12.72	13.17	13.70

Capital ratios:
Average equity to average assets	8.27%	8.68%	8.86%
Equity to total assets	8.50	8.29	8.62
Tangible common equity to tangible assets (1)	8.26	8.04	8.35

Asset quality:
Non-accrual loans (2)	$20,381	$22,817	$27,462
Non-performing loans	21,923	26,077	28,559
Non-performing assets	25,591	31,009	32,814
Net charge-offs/ (recoveries)	(663)	2,605	762

Asset quality ratios:
Non-performing loans to gross loans	0.47%	0.60%	0.71%
Non-performing assets to total assets	0.43	0.54	0.61
Allowance for loan losses to gross loans	0.47	0.49	0.57
Allowance for loan losses to non-performing assets	86.74	69.45	70.35
Allowance for loan losses to non-performing loans	101.25	82.58	80.83

Full-service customer facilities	19	19	18

(1) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.
(2) Excludes performing non-accrual TDR loans.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NET INTEREST MARGIN
(Dollars in thousands)
(Unaudited)

	For the three months ended
	June 30, 2016				March 31, 2016				June 30, 2015
	Average		Yield/		Average		Yield/		Average		Yield/
	Balance	Interest	Cost		Balance	Interest	Cost		Balance	Interest	Cost
Interest-earning Assets:
Mortgage loans, net	$3,983,615	$42,969	4.31%		$3,839,325	$42,454	4.42%		$3,476,163	$39,737	4.57%
Other loans, net	583,404	5,444	3.73		550,006	5,104	3.71		505,745	4,347	3.44
Total loans, net (1)	4,567,019	48,413	4.24		4,389,331	47,558	4.33		3,981,908	44,084	4.43
Taxable securities:
Mortgage-backed
securities	599,247	3,707	2.47		658,764	4,174	2.53		706,510	4,340	2.46
Other securities	249,956	2,133	3.41		229,991	1,745	3.03		148,244	887	2.39
Total taxable securities	849,203	5,840	2.75		888,755	5,919	2.66		854,754	5,227	2.45
Tax-exempt securities: (2)
Other securities	147,230	790	2.15		127,355	792	2.49		137,270	879	2.56
Total tax-exempt securities	147,230	790	2.15		127,355	792	2.49		137,270	879	2.56
Interest-earning deposits
and federal funds sold	49,483	48	0.39		85,273	94	0.44		59,762	32	0.21
Total interest-earning
assets	5,612,935	55,091	3.93		5,490,714	54,363	3.96		5,033,694	50,222	3.99
Other assets	284,923				284,036				275,769
Total assets	$5,897,858				$5,774,750				$5,309,463

Interest-bearing Liabilities:
Deposits:
Savings accounts	$265,856	306	0.46		$262,443	298	0.45		$268,791	291	0.43
NOW accounts	1,612,704	1,962	0.49		1,621,779	1,922	0.47		1,475,574	1,651	0.45
Money market accounts	483,317	681	0.56		457,895	606	0.53		331,117	307	0.37
Certificate of deposit
accounts	1,417,379	5,121	1.45		1,404,151	5,121	1.46		1,340,456	5,165	1.54
Total due to depositors	3,779,256	8,070	0.85		3,746,268	7,947	0.85		3,415,938	7,414	0.87
Mortgagors' escrow
accounts	67,728	27	0.16		49,947	26	0.21		62,906	23	0.15
Total interest-bearing
deposits	3,846,984	8,097	0.84		3,796,215	7,973	0.84		3,478,844	7,437	0.86
Borrowings	1,199,178	5,105	1.70		1,163,348	5,257	1.81		1,064,055	4,645	1.75
Total interest-bearing
liabilities	5,046,162	13,202	1.05		4,959,563	13,230	1.07		4,542,899	12,082	1.06
Non interest-bearing
demand deposits	296,597				273,937				242,732
Other liabilities	68,838				61,826				58,214
Total liabilities	5,411,597				5,295,326				4,843,845
Equity	486,261				479,424				465,618
Total liabilities and
equity	$5,897,858				$5,774,750				$5,309,463

Net interest income /
net interest rate spread		$41,889	2.88%			$41,133	2.89%			$38,140	2.93%

Net interest-earning assets /
net interest margin	$566,773		2.99%		$531,151		3.00%		$490,795		3.03%

Ratio of interest-earning
assets to interest-bearing
liabilities			1.11	X			1.11	X			1.11	X

(1) Loan interest income includes loan fee income (which includes net amortization of deferred fees and costs, late charges, and prepayment penalties) of approximately $1.0 million, $1.5 million and $1.0 million for the three months ended June 30, 2016, March 31, 2016 and June 30, 2015, respectively.
(2) Interest income on tax-exempt securities does not include the tax benefit of the tax-exempt securities.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NET INTEREST MARGIN
(Dollars in thousands)
(Unaudited)

	For the six months ended
	June 30, 2016				June 30, 2015
	Average		Yield/		Average		Yield/
	Balance	Interest	Cost		Balance	Interest	Cost
Interest-earning Assets:
Mortgage loans, net	$3,911,470	$85,423	4.37%		$3,417,708	$79,177	4.63%
Other loans, net	566,705	10,548	3.72		497,477	8,441	3.39
Total loans, net (1)	4,478,175	95,971	4.29		3,915,185	87,618	4.48
Taxable securities:
Mortgage-backed
securities	629,006	7,881	2.51		704,520	8,721	2.48
Other securities	239,973	3,878	3.23		139,143	1,607	2.31
Total taxable securities	868,979	11,759	2.71		843,663	10,328	2.45
Tax-exempt securities: (2)
Other securities	137,293	1,582	2.30		137,627	1,766	2.57
Total tax-exempt securities	137,293	1,582	2.30		137,627	1,766	2.57
Interest-earning deposits
and federal funds sold	67,378	142	0.42		51,669	53	0.21
Total interest-earning
assets	5,551,825	109,454	3.94		4,948,144	99,765	4.03
Other assets	284,479				273,555
Total assets	$5,836,304				$5,221,699

Interest-bearing Liabilities:
Deposits:
Savings accounts	$264,150	604	0.46		$267,507	555	0.41
NOW accounts	1,617,241	3,884	0.48		1,463,576	3,201	0.44
Money market accounts	470,606	1,287	0.55		317,962	560	0.35
Certificate of deposit
accounts	1,410,765	10,242	1.45		1,319,229	10,533	1.60
Total due to depositors	3,762,762	16,017	0.85		3,368,274	14,849	0.88
Mortgagors' escrow
accounts	58,838	53	0.18		55,415	46	0.17
Total interest-bearing
deposits	3,821,600	16,070	0.84		3,423,689	14,895	0.87
Borrowings	1,181,263	10,362	1.75		1,043,104	9,176	1.76
Total interest-bearing
liabilities	5,002,863	26,432	1.06		4,466,793	24,071	1.08
Non interest-bearing
demand deposits	285,267				238,234
Other liabilities	65,331				53,795
Total liabilities	5,353,461				4,758,822
Equity	482,843				462,877
Total liabilities and
equity	$5,836,304				$5,221,699

Net interest income /
net interest rate spread		$83,022	2.88%			$75,694	2.95%

Net interest-earning assets /
net interest margin	$548,962		2.99%		$481,351		3.06%

Ratio of interest-earning
assets to interest-bearing
liabilities			1.11	X			1.11	X

(1) Loan interest income includes loan fee income (which includes net amortization of deferred fees and costs, late charges, and prepayment penalties) of approximately $2.5 million and $1.7 million for the six months ended June 30, 2016 and 2015, respectively.
(2) Interest income on tax-exempt securities does not include the tax benefit of the tax-exempt securities.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
DEPOSIT COMPOSITION
(Unaudited)

				June 2016 vs.			June 2016 vs.
	June 30,	March 31,	December 31,	December 2015	September 30,	June 30,	June 2015
(Dollars in thousands)	2016	2016	2015	% Change	2015	2015	% Change
Deposits
Non-interest bearing	$317,112	$280,450	$269,469	17.7%	$257,196	$257,575	23.1%
Interest bearing:
Certificate of deposit
accounts	1,411,550	1,362,062	1,403,302	0.6%	1,386,945	1,375,506	2.6%
Savings accounts	260,528	268,057	261,748	(0.5%)	261,400	264,718	(1.6%)
Money market accounts	452,589	485,774	472,489	(4.2%)	438,457	399,191	13.4%
NOW accounts	1,453,540	1,610,932	1,448,695	0.3%	1,338,715	1,357,412	7.1%
Total interest-bearing
deposits	3,578,207	3,726,825	3,586,234	(0.2%)	3,425,517	3,396,827	5.3%

Total deposits	$3,895,319	$4,007,275	$3,855,703	1.0%	$3,682,713	$3,654,402	6.6%

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
LOANS
(Unaudited)
Loan Origination and Purchases

	For the three months			For the six months ended
	June 30,	March 31,	June 30,	June 30,
(In thousands)	2016	2016	2015	2016	2015
Multi-family residential	$162,364	$69,643	$50,429	$232,007	$177,175
Commercial real estate	114,007	62,137	57,331	176,144	143,726
One-to-four family – mixed-use property	11,630	18,245	9,916	29,875	24,897
One-to-four family – residential	4,195	9,493	8,975	13,688	22,078
Co-operative apartments	470	-	450	470	450
Construction	2,427	1,687	845	4,114	1,387
Small Business Administration	314	6,001	5,233	6,315	6,481
Taxi Medallion	-	-	-	-	-
Commercial business and other	92,456	62,034	63,704	154,490	127,211
Total	$387,863	$229,240	$196,883	$617,103	$503,405

Loan Composition
				June 30, 2016 vs.			June 2016 vs.
	June 30,	March 31,	December 31,	December 2015	September 30,	June 30,	June 2015
(Dollars in thousands)	2016	2016	2015	% Change	2015	2015	% Change
Loans:
Multi-family residential	$2,159,138	$2,039,794	$2,055,228	5.1%	$2,043,740	$2,017,891	7.0%
Commercial real estate	1,146,400	1,058,028	1,001,236	14.5%	857,806	726,136	57.9%
One-to-four family ―
mixed-use property	566,702	571,846	573,043	(1.1%)	568,401	567,060	(0.1%)
One-to-four family ― residential	190,251	191,158	187,838	1.3%	191,430	189,573	0.4%
Co-operative apartments	7,571	8,182	8,285	(8.6%)	9,122	7,681	(1.4%)
Construction	9,899	7,472	7,284	35.9%	5,671	3,673	169.5%
Small Business Administration	14,718	14,701	12,194	20.7%	10,540	12,181	20.8%
Taxi medallion	20,641	20,757	20,881	(1.1%)	21,025	21,211	(2.7%)
Commercial business and other	564,084	531,322	506,622	11.3%	479,085	472,485	19.4%
Net unamortized premiums
and unearned loan fees	16,875	15,281	15,368	9.8%	14,129	13,251	27.3%
Allowance for loan losses	(22,198)	(21,993)	(21,535)	3.1%	(22,973)	(23,084)	(3.8%)
Net loans	$4,674,081	$4,436,548	$4,366,444	7.0%	$4,177,976	$4,008,058	16.6%

Loan Activity
	Three Months Ended
	June 30,	December 31,	March 31,	September 30,	June 30,
(In thousands)	2016	2015	2016	2015	2015
Loans originated and purchased	$387,863	$395,592	$229,240	$334,464	$196,883
Principal reductions	(149,307)	(206,125)	(152,521)	(155,794)	(158,829)
Loans transferred to held-for-sale	-	-	-	-	(300)
Loans sold	(2,310)	(1,164)	(5,515)	(8,800)	(3,601)
Loan charged-offs	(102)	(2,478)	(147)	(168)	(803)
Foreclosures	-	(34)	(408)	(773)	(239)
Net change in deferred (fees) and costs	1,594	1,239	(87)	878	(23)
Net change in the allowance for loan losses	(205)	1,438	(458)	111	1,007
Total loan activity	$237,533	$188,468	$70,104	$169,918	$34,095

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
NON-PERFORMING ASSETS and NET CHARGE-OFFS
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2016	2016	2015	2015	2015
Loans 90 Days Or More Past Due
and Still Accruing:
Multi-family residential	$574	$792	$233	$516	$-
Commercial real estate	320	1,083	1,183	253	416
One-to-four family - mixed-use property	635	743	611	1,293	353
One-to-four family - residential	13	13	13	13	13
Construction	-	570	1,000	-	-
Commercial business and other	-	-	220	222	315
Total	1,542	3,201	3,260	2,297	1,097

Non-accrual Loans:
Multi-family residential	3,162	3,518	3,561	4,686	6,352
Commercial real estate	2,299	3,295	2,398	2,407	2,694
One-to-four family - mixed-use property	6,005	5,519	5,952	5,446	6,238
One-to-four family - residential	8,406	8,861	10,120	10,441	11,329
Small business administration	185	201	218	234	170
Taxi Medallion	196	196	-	-	-
Commercial business and other	128	511	568	3,089	679
Total	20,381	22,101	22,817	26,303	27,462

Total Non-performing Loans	21,923	25,302	26,077	28,600	28,559

Other Non-performing Assets:
Real estate acquired through foreclosure	3,668	4,602	4,932	4,855	4,255
Total	3,668	4,602	4,932	4,855	4,255

Total Non-performing Assets	$25,591	$29,904	$31,009	$33,455	$32,814

Non-performing Assets to Total Assets	0.43%	0.51%	0.54%	0.61%	0.61%
Allowance For Loan Losses to Non-performing Loans	101.3%	86.9%	82.6%	80.3%	80.8%

Net Charge-Offs (Recoveries)
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands)	2016	2016	2015	2015	2015
Multi-family residential	$(183)	$29	$(35)	$54	$112
Commercial real estate	-	-	-	(100)	18
One-to-four family – mixed-use property	36	(173)	18	73	350
One-to-four family – residential	7	(299)	97	(300)	17
Co-operative apartments	-	-	-	-	-
Small Business Administration	(42)	(31)	17	4	(7)
Commercial business and other	(23)	16	2,005	10	1
Total net loan charge-offs (recoveries)	$(205)	$(458)	$2,102	$(259)	$491

Core Diluted EPS, Core ROAE, Core ROAA, tangible book value per share and tangible common stockholders’ equity are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears in tabular form at the end of this release. The Company believes that these measures are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per share and tangible common stockholders’ equity are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2016	2015

GAAP income before income taxes	$51,152	$15,176	$24,355	$66,328	$38,634

Net (gain) loss from fair value adjustments	1,115	987	(768)	2,102	(173)
Net gain on sale of securities	(2,363)	-	(64)	(2,363)	(64)
Gain from life insurance proceeds	-	(411)	-	(411)	-
Net gain on sale of buildings	(33,814)	-	(6,537)	(33,814)	(6,537)
Prepayment penalty on borrowings	2,082	-	-	2,082	-

Core income before taxes	18,172	15,752	16,986	33,924	31,860

Provision for income taxes for core income	6,851	6,041	6,359	12,892	12,160

Core net income	$11,321	$9,711	$10,627	$21,032	$19,700

GAAP diluted earnings per common share	$1.05	$0.33	$0.51	$1.38	$0.80

Net (gain) loss from fair value adjustments, net of tax	0.02	0.02	(0.01)	0.04	-
Net gain on sale of securities, net of tax	(0.05)	-	-	(0.05)	-
Gain from life insurance proceeds	-	(0.01)	-	(0.01)	-
Net gain on sale of buildings, net of tax	(0.67)	-	(0.13)	(0.67)	(0.13)
Prepayment penalty on borrowings	0.04	-	-	0.04	-

Core diluted earnings per common share*	$0.39	$0.33	$0.36	$0.72	$0.67

Core net income, as calculated above	$11,321	$9,711	$10,627	$21,032	$19,700
Average assets	5,897,858	5,774,750	5,309,463	5,836,304	5,221,699
Average equity	486,261	479,424	465,618	482,843	462,877
Core return on average assets**	0.77%	0.67%	0.80%	0.72%	0.75%
Core return on average equity**	9.31%	8.10%	9.13%	8.71%	8.51%

* Core diluted earnings per common share may not foot due to rounding.
** Ratios are calculated on an annualized basis.

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES
CALCULATION OF TANGIBLE STOCKHOLDERS’
COMMON EQUITY to TANGIBLE ASSETS
(Unaudited)

	June 30,	December 31,
(Dollars in thousands)	2016	2015
Total Equity	$508,883	$473,067
Less:
Goodwill	(16,127)	(16,127)
Intangible deferred tax liabilities	407	406
Tangible Stockholders' Common Equity	$493,163	$457,346

Total Assets	$5,986,727	$5,704,634
Less:
Goodwill	(16,127)	(16,127)
Intangible deferred tax liabilities	407	406
Tangible Assets	$5,971,007	$5,688,913

Tangible Stockholders' Common Equity to Tangible Assets	8.26%	8.04%

Susan K. Cullen
Senior Executive Vice President, Treasurer and Chief Financial Officer
Flushing Financial Corporation
(718) 961-5400